SERIE B Nº 134346 Nº: 7446

p 7446
KARDEX 52583 MINUTA: 1787 REG. 7448
ESCRITURA: 2671 FOJAS: 7446
M-1787
E. 2671
Exhibit 1.4

CONSTITUCION DE SOCIEDAD ANONIMA CERRADA

DENOMINADA: NORSEMONT PERU S.A.C.

@@@

INTRODUCCION.

(Jun - 16 - 05)

EN LA CIUDAD DEL CALLAO, A LOS DIECISEIS DIAS DEL MES DE JUNIO DEL DOS MIL CINCO, YO, J. ANTONIO VEGA ERAUSQUIN, ABOGADO NOTARIO DEL CALLAO, EXTIENDO LA PRESENTE ESCRITURA EN LA QUE INTERVIENEN.

ALEXANDER ERNESTO VIDAURRE OTAYZA, DE NACIONALIDAD PERUANA, IDENTIFICADO CON DOCUMENTO NACIONAL DE IDENTIDAD Nº 09178352, QUIEN MANIFIESTA SER DE ESTADO CIVIL CASADO CON CARMELA PATRICIA CARRASCO FLORES-ARAOZ, DE OCUPACION EMPRESARIO Y SEÑALA COMO DOMICILIO EN AV. "B" MZA. A1 LOTE 13 URB. EL SOL DE MONTERRICO DISTRITO DE SANTIAGO DE SURCO, PROVINCIA DE LIMA, DEPARTAMENTO DE LIMA, QUIEN PROCEDE EN PROPIO DERECHO.

INES MARIA FLORES-ARAOZ CEDRON, DE NACIONALIDAD PERUANA, IDENTIFICADA CON DOCUMENTO NACIONAL DE IDENTIDAD Nº 09337084, QUIEN MANIFIESTA SER DE ESTADO CIVIL CASADA CON JORGE LUIS OJEDA DAVILA, DE OCUPACION ABOGADA Y SEÑALA COMO DOMICILIO EN AV. JOSE GALVEZ BARRENECHEA Nº200 URB. CORPAC DISTRITO DE SAN ISIDRO, PROVINCIA DE LIMA, DEPARTAMENTO DE LIMA, QUIEN PROCEDE EN PROPIO DERECHO.

CARMELA PATRICIA CARRASCO FLORES-ARAOZ, DE NACIONALIDAD PERUANA, IDENTIFICADA CON DOCUMENTO NACIONAL DE IDENTIDAD Nº 07818847, QUIEN MANIFIESTA SER DE ESTADO CIVIL CASADA CON ALEXANDER ERNESTO VIDAURRE OTAYZA , DE OCUPACION EMPRESARIA Y SEÑALA COMO DOMICILIO EN AV "B" MZA A-1 LOTE 13 URB EL SOL DE MONTERRICO DISTRITO DE SANTIAGO DE SURCO, PROVINCIA DE LIMA, DEPARTAMENTO DE LIMA, QUIEN PROCEDE EN PROPIO DERECHO.

JORGE LUIS OJEDA DAVILA, DE NACIONALIDAD PERUANA, IDENTIFICADO CON DOCUMENTO NACIONAL DE IDENTIDAD Nº 21462800, QUIEN MANIFIESTA SER DE ESTADO CIVIL CASADO CON INES MARIA FLORES-ARAOZ CEDRON , DE OCUPACION ABOGADO Y SEÑALA COMO DOMICILIO EN AV JOSE GALVEZ BARRENECHEA 200 URB.CORPAC DISTRITO DE SAN ISIDRO, PROVINCIA DE LIMA, DEPARTAMENTO DE LIMA, QUIEN PROCEDE EN PROPIO DERECHO.

LOS OTORGANTES SON MAYORES DE EDAD, E INTELIGENTES EN EL IDIOMA CASTELLANO, A QUIENES HE IDENTIFICADO, PROCEDEN CON CAPACIDAD LEGAL, ENTERA LIBERTAD Y CONOCIMIENTO DEL ACTO QUE REALIZAN Y ME ENTREGAN UNA MINUTA FIRMADA Y AUTORIZADA POR ABOGADO PARA QUE ELEVE SU CONTENIDO A ESCRITURA PUBLICA, LA MISMA QUE ARCHIVO EN MI LEGAJO RESPECTIVO CON EL NUMERO DE ORDEN CORRESPONDIENTE Y CUYO TENOR LITERAL ES EL SIGUIENTE: ==========================

MINUTA.==

SEÑOR NOTARIO PUBLICO DR. J. ANTONIO VEGA ERAUSQUIN.=====================

SIRVASE UD. EXTENDER EN SU REGISTRO DE ESCRITURAS PÚBLICAS, UNA DE CONSTITUCIÓN SIMULTANEA SOCIEDAD ANÓNIMA CERRADA, QUE OTORGAN **DON ALEXANDER ERNESTO VIDAURRE OTAYZA**, IDENTIFICADO CON DNI 09178352 DE NACIONALIDAD PERUANA, DE ESTADO CIVIL CASADO CON DOÑA CARMELA PATRICIA CARRASCO FLORES-ARAOZ, IDENTIFICADA CON DNI 07818847, EMPRESARIO, DOMICILIADO EN AV. "B" MANZANA A 1 LOTE 13 URBANIZACIÓN EL SOL DE MONTERRICO DISTRITO DE SURCO PROVINCIA Y DEPARTAMENTO DE LIMA Y **DOÑA INES MARIA FLORES-ARAOZ CEDRON**, IDENTIFICADA CON DNI NO. 09337034, DE NACIONALIDAD PERUANA, DE ESTADO CIVIL CASADA CON JORGE LUIS OJEDA DAVILA IDENTIFICADO CON DNI 21462900, ABOGADA, DOMICILIADA EN AV. JOSE GALVEZ BARRENECHEA NO. 200 CORPAC SAN ISIDRO, EN LOS TERMINOS Y CONDICIONES SIGUIENTES.===

A.- PACTO SOCIAL===

PRIMERO: DON ALEXANDER ERNESTO VIDAURRE OTAYZA Y DOÑA INES MARIA FLORES-ARAOZ CEDRON, CONVIENEN EN CONSTITUIR, COMO EN EFECTO CONSTITUYEN POR LA PRESENTE ESCRITURA, BAJO LA FORMA LEGAL DE CONSTITUCIÓN SIMULTANEA, UNA SOCIEDAD ANONIMA CERRADA DE RESPONSABILIDAD LIMITADA BAJO EL NOMBRE DE **NORSEMONT PERU SOCIEDAD ANÓNIMA CERRADA**, CON UN CAPITAL DE S/. 1,000.00 (MIL Y 00/100 NUEVOS SOLES) REPRESENTADO POR UN MIL ACCIONES DE UN VALOR NOMINAL DE S/. 1 (UN NUEVO SOL) CADA UNA.==

SEGUNDO: EL CAPITAL DE LA SOCIEDAD QUEDA ÍNTEGRAMENTE SUSCRITO Y TOTALMENTE PAGADO, EN LA FORMA SIGUIENTE:==

(A) DON **ALEXANDER ERNESTO VIDAURRE OTAYZA**, APORTA EN EFECTIVO LA SUMA DE S/ 990.00 (NOVECIENTOS NOVENTA Y 00/100 NUEVOS SOLES), A CAMBIO DE LO CUAL RECIBE ÍNTEGRAMENTE SUSCRITAS Y TOTALMENTE PAGADAS 990 (NOVECIENTOS NOVENTA) ACCIONES DE LA NUEVA SOCIEDAD DE UN VALOR NOMINAL DE S/. 1 (UN NUEVO SOL) CADA UNA.==

(B) DOÑA **INÉS MARÍA FLORES-ARAOZ CEDRÓN**, APORTA EN EFECTIVO LA SUMA DE S/. 10.00 (DIEZ Y 00/100 NUEVOS SOLES), A CAMBIO DE LO CUAL RECIBE ÍNTEGRAMENTE SUSCRITAS Y TOTALMENTE PAGADAS 10 (DIEZ) ACCIONES DE LA NUEVA SOCIEDAD DE UN VALOR NOMINAL DE S/. 1 (UN NUEVO SOL) CADA UNA.==

TERCERO: LOS OTORGANTES ACUERDAN QUE LA SOCIEDAD NO TENDRÁ DIRECTORIO.=====

CUARTO: QUEDA NOMBRADO COMO GERENTE GENERAL DE LA SOCIEDAD DON **ALEXANDER ERNESTO VIDAURRE OTAYZA**, IDENTIFICADO CON DNI 09178352, DE NACIONALIDAD PERUANA, DE ESTADO CIVIL CASADO, DOMICILIADO EN AV. "B" MANZANA A 1 LOTE 13, URBANIZACIÓN EL SOL DE MONTERRICO DISTRITO DE SURCO PROVINCIA Y DEPARTAMENTO DE LIMA.==========

QUINTO: EL GERENTE GENERAL EJERCERÁ POR EL SOLO HECHO DE SU NOMBRAMIENTO, LAS FACULTADES Y/O ATRIBUCIONES QUE PARA SU CARGO SEÑALA EL ESTATUTO SOCIAL CONTENIDO EN ESTE DOCUMENTO, Y EN ESPECIAL LAS FACULTADES ESTABLECIDAS EN EL ARTÍCULO 52 DE TAL ESTATUTO, SIN QUE SEA NECESARIO ACUERDO QUE LO RATIFIQUE O QUE SE EXTIENDA OTRO DOCUMENTO OTORGÁNDOLE PODERES. =====================

SEXTO: LA SOCIEDAD QUE SE CONSTITUYE SE REGIRÁ POR EL ESTATUTO SOCIAL QUE MÁS ADELANTE SE ESTABLECE.==

B.- ESTATUTOS SOCIALES.==

CAPITULO I==

DENOMINACIÓN, OBJETO, DOMICILIO Y DURACIÓN===========================

ARTICULO 1: "NORSEMONT PERU S.A.C." ES UNA SOCIEDAD ANÓNIMA CERRADA DE RESPONSABILIDAD LIMITADA QUE GIRA BAJO ESA DENOMINACIÓN SOCIAL Y QUE TIENE POR OBJETO DEDICARSE A ACTIVIDADES DE PROSPECCIÓN, EXPLORACIÓN, EXPLOTACIÓN, IMPORTACIÓN, EXPORTACIÓN, VENTA Y DISTRIBUCIÓN Y DEMÁS ACTIVIDADES RELACIONADAS AL CAMPO DE LA MINERÍA, ASÍ COMO A BRINDAR SERVICIOS DE CONSULTORÍA.==

LA SOCIEDAD PODRÁ REALIZAR ADEMÁS TODA CLASE DE OPERACIONES Y ACTIVIDADES, A JUICIO DE LA JUNTA GENERAL DE ACCIONISTAS.===============================

ARTICULO 2: EL PLAZO DE DURACIÓN DE LA SOCIEDAD ES INDEFINIDO Y COMENZARÁ A CONTARSE A PARTIR DE LA FECHA DE OTORGAMIENTO DE LA ESCRITURA PÚBLICA QUE ESTA MINUTA ORIGINE.===

ARTICULO 3: EL DOMICILIO DE LA SOCIEDAD SE FIJA EN LIMA, PUDIENDO ESTABLECER SUCURSALES, AGENCIAS, OFICINAS Y OTRAS DEPENDENCIAS EN CUALQUIER LUGAR DEL PAÍS O DEL EXTRANJERO.==

CAPITULO II==

CAPITAL SOCIAL Y ACCIONES=======================================

ARTICULO 4: EL CAPITAL SOCIAL ASCIENDE A LA CANTIDAD DE S/. 1,000.00 (MIL Y 00/100 NUEVOS SOLES) REPRESENTADO POR 1,000 (MIL) ACCIONES DE UN VALOR NOMINAL DE S/. 1 (UN NUEVO SOL) CADA UNA, ÍNTEGRAMENTE SUSCRITAS Y TOTALMENTE PAGADAS.=========

ARTICULO 5: LAS ACCIONES REPRESENTAN PARTES ALÍCUOTAS DEL CAPITAL SOCIAL, TODAS TIENEN EL MISMO VALOR NOMINAL Y DAN DERECHO A UN VOTO, SALVO LAS EXCEPCIONES QUE CONTIENE LA LEY GENERAL DE SOCIEDADES, Nº 26887 Y ESTE ESTATUTO. LAS ACCIONES SON INDIVISIBLES Y NO PUEDEN SER REPRESENTADAS SINO POR UNA SOLA

PERSONA, SALVO QUE EL ESTATUTO O LA LEY AUTORICEN OTRA COSA. LAS ACCIONES EMITIDAS PODRÁN SER REPRESENTADAS POR CERTIFICADOS, POR ANOTACIONES EN CUENTA O POR CUALQUIER OTRA FORMA PERMITIDA POR LA LEY. UN MISMO CERTIFICADO PUEDE REPRESENTAR UNA O MÁS ACCIONES DE UN SOLO PROPIETARIO. CUANDO DOS O MÁS PERSONAS SEAN PROPIETARIOS DE UNA SOLA ACCIÓN, DEBERÁN DESIGNAR UN REPRESENTANTE COMÚN ANTE LA SOCIEDAD, QUIEN ESTARÁ ENCARGADO DEL EJERCICIO DE LOS DERECHOS DE SOCIO, SIN PERJUICIO DE QUE TODOS LOS COPROPIETARIOS RESPONDAN SOLIDARIAMENTE FRENTE A LA SOCIEDAD DE CUANTAS OBLIGACIONES DERIVEN DE LA CALIDAD DE ACCIONISTAS.==

ARTICULO 6: EL CERTIFICADO DE ACCIONES, SEA PROVISIONAL O DEFINITIVO, DEBERÁ DE CONTENER CUANDO MENOS, LA DENOMINACIÓN DE LA SOCIEDAD, SU DOMICILIO, DURACIÓN, LA FECHA DE LA ESCRITURA PÚBLICA DE CONSTITUCIÓN SOCIAL, EL NOMBRE DEL NOTARIO ANTE EL CUAL SE OTORGÓ, LOS DATOS DE INSCRIPCIÓN DE LA SOCIEDAD EN EL REGISTRO, EL MONTO DEL CAPITAL Y EL VALOR NOMINAL DE CADA ACCIÓN, LAS ACCIONES QUE REPRESENTA EL CERTIFICADO, SU NÚMERO CORRELATIVO, LA CLASE A LA QUE PERTENECE EN EL CASO DE QUE HUBIERAN DIVERSAS CLASES DE ACCIONES, CUALQUIER PRIVILEGIO QUE PUEDA ESTABLECER EL ESTATUTO EN FAVOR DE DETERMINADA CLASE DE ACCIONES; LA CANTIDAD DESEMBOLSADA, O LA INDICACIÓN DE ESTAR TOTALMENTE PAGADA; CUALQUIER LIMITACIÓN A SU TRANSMISIBILIDAD, LOS GRAVÁMENES O CARGAS QUE SE PUDIERAN HABER ESTABLECIDO SOBRE LA ACCIÓN, LA FECHA DE SU EMISIÓN Y EL NOMBRE DEL TITULAR, ASÍCOMO, CUALQUIER OTRO REQUISITO QUE ORDENE LA LEY GENERAL DE SOCIEDADES.==

ARTICULO 7: LAS ACCIONES SE INSCRIBIRÁN EN UN LIBRO O EN HOJAS SUELTAS DENOMINADO "MATRICULA DE ACCIONES" DEBIDAMENTE LEGALIZADO, EN EL QUE SE ANOTARÁN LA CREACIÓN, EMISIONES SIEMPRE QUE LAS ACCIONES HAYAN SIDO SUSCRITAS EN UN 100% (CIEN POR CIENTO) Y PAGADAS POR LO MENOS EN UN 25% DE SU VALOR NOMINAL, SUSCRIPCIONES, TRANSFORMACIONES, TRANSFERENCIAS, CANJES, DESDOBLAMIENTOS, CONSTITUCIÓN DE DERECHOS Y GRAVAMENES, ASÍ COMO CUALESQUIER OTRA MEDIDA QUE SE IMPONGA O CUALQUIER DERECHO QUE SE CONSTITUYA SOBRE LAS ACCIONES.==

LA EMISIÓN Y ANOTACIÓN DE LAS ACCIONES CORRESPONDIENTES A APORTES NO DINERARIOS, SE EFECTUARÁN SOLAMENTE UNA VEZ QUE SE HAYAN CUMPLIDO LOS REQUISITOS QUE MENCIONA EL ARTÍCULO 76 DE LA LEY GENERAL DE SOCIEDADES.=========

ARTICULO 8: LOS ACCIONISTAS PODRÁN TRANSFERIR LIBREMENTE A CUALQUIER PERSONA SEA NATURAL O JURÍDICA QUE DECIDAN, LAS ACCIONES DE LA SOCIEDAD QUE SE CONSTITUYE, NO SIENDO POR LO TANTO APLICABLE EL DERECHO DE PREFERENCIA QUE SE REFIERE EL ART. 237 DE LA LEY GENERAL DE SOCIEDADES Nº 26887.==================

ARTICULO 9: LA TRANSMISIÓN DE ACCIONES SE ANOTARÁ EN LA "MATRÍCULA DE ACCIONES", PUDIENDO INCLUSO ASENTARSE EL ACTA DE TRANSFERENCIA QUE SUSCRIBIRÁN CEDENTE, CESIONARIO Y EL REPRESENTANTE DE LA SOCIEDAD.====================================

ARTICULO 10: LA SOCIEDAD REPUTARÁ PROPIETARIO DE ACCIONES A QUIEN APAREZCA COMO TAL EN LA "MATRÍCULA DE ACCIONES". CUANDO SE LITIGUE LA PROPIEDAD DE ACCIONES, LA SOCIEDAD ADMITIRÁ EL EJERCICIO DE LOS DERECHOS DE ACCIONISTAS A LA PERSONA QUE DEBE CONSIDERAR COMO TITULAR, SALVO QUE EL JUEZ RESUELVA OTRA COSA U ORDENE LA SUSPENSIÓN DEL EJERCICIO DE LOS DERECHOS DEL ACCIONISTA.======

ARTICULO 11: LA ACCIÓN CONFIERE A SU TITULAR LEGÍTIMO LA CALIDAD DE SOCIO Y LE ATRIBUYE LOS DERECHOS Y OBLIGACIONES ESTABLECIDOS POR LA LEY Y ESTE ESTATUTO.==

ARTICULO 12: LOS CERTIFICADOS DE ACCIONES SERÁN SUSCRITOS POR EL GERENTE GENERAL.==

ARTICULO 13: EN CASO DE PÉRDIDA, ROBO, EXTRAVÍO, O DESTRUCCIÓN DE UN CERTIFICADO DE ACCIONES, LA SOCIEDAD EMITIRÁ UNO NUEVO A FAVOR DE LA PERSONA QUE APAREZCA COMO PROPIETARIO DEL MISMO SEGÚN LA "MATRÍCULA DE ACCIONES", EXTENDIÉNDOSE UN ACTA EN LA QUE CONSTE LA ANULACIÓN DEL ANTERIOR.================================

ARTICULO 14: EN TODO CASO DE TRANSFERENCIA DE ACCIONES, LA SOCIEDAD RECOGERÁ EL CERTIFICADO ANTERIOR, LO ANULARÁ Y EMITIRÁ UNO NUEVO EN FAVOR DEL NUEVO PROPIETARIO.===

ARTICULO 15: LOS CASOS DE USUFRUCTO, PRENDA O EMBARGO DE ACCIONES, SE REGULARÁN POR LAS DISPOSICIONES LEGALES VIGENTES.==============================

ARTICULO 16: EL CESIONARIO DE UNA ACCIÓN NO PAGADA ÍNTEGRAMENTE, RESPONDE SOLIDARIAMENTE CON TODOS LOS CEDENTES QUE LO PRECEDEN Y A ELECCIÓN DEL GERENTE GENERAL DE LA SOCIEDAD, DEL PAGO DE LA PARTE NO PAGADA. EL EJERCICIO DE ESTE DERECHO SE REGULARÁ CONFORME A LAS DISPOSICIONES LEGALES VIGENTES.======

ARTICULO 17: TODO TENEDOR DE ACCIONES, POR EL HECHO DE POSEERLAS, MANIFIESTA SU TOTAL SUJECIÓN A LAS DISPOSICIONES DE ESTE ESTATUTO Y A LOS ACUERDOS DE LAS JUNTAS GENERALES DE ACCIONISTAS Y DEMÁS ORGANISMOS DE LA SOCIEDAD, TOMADOS CONFORME A LEY, SIN PERJUICIO DE LOS DERECHOS DE IMPUGNACIÓN O SEPARACIÓN EN LOS CASOS QUE LA LEY SE LOS CONCEDA.====================================

ARTÍCULO 18: NO PUEDEN EMITIRSE CERTIFICADOS DE ACCIONES NI TRANSFERIRSE ACCIONES ANTES DE LA INSCRIPCIÓN REGISTRAL DE LA SOCIEDAD O DEL AUMENTO DE CAPITAL CORRESPONDIENTE. NO OBSTANTE, SI LA ACCIÓN CUMPLE CON LOS REQUISITOS LEGALES DE SUSCRIPCIÓN Y PAGO, PUEDEN EMITIRSE CERTIFICADOS PROVISIONALES, CON LA EXPRESA INDICACIÓN DE QUE SE ENCUENTRA PENDIENTE DE INSCRIPCIÓN LA SOCIEDAD. EN EL CERTIFICADO PROVISIONAL QUE SE EMITA, DEBE DE INCLUIRSE, ADEMÁS DE LOS REQUISITOS SEÑALADOS EN EL ARTÍCULO 6 DE ESTE ESTATUTO, QUE EN CASO DE TRANSFERENCIA, EL CESIONARIO RESPONDE SOLIDARIAMENTE CON TODOS LOS CEDENTES

QUE LO PRECEDAN POR LAS OBLIGACIONES QUE PUDIERA TENER, EN SU CALIDAD DE ACCIONISTA Y CONFORME A LEY, EL TITULAR ORIGINAL DE LOS CERTIFICADOS FRENTE A LA SOCIEDAD, OTROS ACCIONISTAS O TERCEROS. ==

ARTICULO 19: PUEDEN EXISTIR DISTINTAS CLASES DE ACCIONES. LA DIFERENCIA PUEDE CONSISTIR EN LOS DERECHOS QUE CORRESPONDEN A SUS TITULARES, EN LAS OBLIGACIONES A SU CARGO O EN AMBAS A LA VEZ. TODAS LAS ACCIONES DE UNA MISMA CLASE GOZARÁN DE LOS MISMOS DERECHOS Y TENDRÁN A SU CARGO LAS MISMAS OBLIGACIONES.==

PARA LA CREACIÓN DE CLASES DISTINTAS DE ACCIONES O LA ELIMINACIÓN DE LAS MISMAS, DEBEN DE OBSERVARSE LAS DISPOSICIONES DE LA LEY.==========================

LA SOCIEDAD PODRÁ EMITIR ACCIONES SIN DERECHO A VOTO, PREVIO CUMPLIMIENTO DE LAS FORMALIDADES Y REQUISITOS QUE LA LEY SEÑALA.==========================

ARTICULO 20: LA ACCIÓN CON DERECHO A VOTO CONFIERE A SU TITULAR LA CALIDAD DE ACCIONISTAS Y LE ATRIBUYE, CUANDO MENOS, LOS SIGUIENTES DERECHOS:============

1.- PARTICIPAR EN EL REPARTO DE UTILIDADES Y EN EL PATRIMONIO NETO RESULTANTE DE LA LIQUIDACIÓN;==

2.- INTERVENIR Y VOTAR EN LAS JUNTAS GENERALES O ESPECIALES, SEGÚN CORRESPONDA;

3.- FISCALIZAR EN LA FORMA ESTABLECIDA EN LA LEY Y EL ESTATUTO, LA GESTIÓN DE LOS NEGOCIOS SOCIALES.==

4.- SER PREFERIDO, CON LAS EXCEPCIONES Y EN LA FORMA PREVISTA EN LA LEY PARA:=====

4.1.- LA SUSCRIPCIÓN DE ACCIONES EN CASO DE AUMENTO DE CAPITAL SOCIAL, Y EN LOS DEMÁS CASOS DE COLOCACIÓN DE ACCIONES. ==========================

4.2.- LA SUSCRIPCIÓN DE OBLIGACIONES U OTROS TÍTULOS CONVERTIBLES O CON DERECHO A SER CONVERTIDOS EN ACCIONES. ==========================

5.- SEPARARSE DE LA SOCIEDAD EN LOS CASOS PREVISTOS EN LA LEY Y EN EL ESTATUTO.===

CAPITULO III==

DE LA JUNTA GENERAL DE ACCIONISTAS==

ARTICULO 21: LA JUNTA GENERAL ESTÁ COMPUESTA POR TODOS LOS ACCIONISTAS Y REPRESENTA LA UNIVERSALIDAD DE LOS MISMOS. ES LA SUPREMA AUTORIDAD DE LA SOCIEDAD Y SUS DECISIONES, TOMADAS DE ACUERDO CON LOS REQUISITOS ESTABLECIDOS POR ESTE ESTATUTO Y LA LEY, SON OBLIGATORIAS PARA TODOS LOS ACCIONISTAS, AUN PARA AQUELLOS QUE HUBIESEN VOTADO EN CONTRA O ESTUVIESEN AUSENTES, SIN PERJUICIO DE LOS DERECHOS DE IMPUGNACIÓN Y SEPARACIÓN QUE LA LEY CONCEDE A LOS ACCIONISTAS, EN LOS CASOS PREVISTOS POR ELLA. POR EL SIMPLE HECHO DE SER ACCIONISTA DE LA SOCIEDAD, SE PRESUME QUE TAL PERSONA TIENE CONOCIMIENTO CABAL DE TODAS LAS DISPOSICIONES DE ESTE ESTATUTO. EN LA JUNTA GENERAL CADA ACCIÓN DA DERECHO A UN VOTO.==

7449

LOS ACUERDOS DE JUNTA GENERAL DE ACCIONISTAS QUE AFECTEN LOS DERECHOS PARTICULARES DE CUALQUIER CLASE DE ACCIONES, DEBEN DE SER APROBADOS EN SESIÓN SEPARADA POR LA JUNTA ESPECIAL DE ACCIONISTAS DE LA CLASE AFECTADA. LA JUNTA ESPECIAL SE REGIRÁ POR LAS DISPOSICIONES DE LA JUNTA GENERAL EN TANTO LE SEAN APLICABLES, INCLUSIVE EN CUANTO AL QUÓRUM Y LA MAYORÍA CALIFICADA CUANDO SE TRATE DE LOS CASOS PREVISTOS EN EL ARTÍCULO 34 DE ESTE ESTATUTO.===============

ARTICULO 22. LA JUNTA GENERAL SE REÚNE OBLIGATORIAMENTE CUANDO MENOS UNA VEZ AL AÑO, DENTRO DE LOS TRES MESES SIGUIENTES A LA TERMINACIÓN DEL EJERCICIO ECONÓMICO Y TIENE POR OBJETO:==

(A) PRONUNCIARSE SOBRE LA GESTIÓN SOCIAL Y LOS RESULTADOS ECONÓMICOS DEL EJERCICIO ANTERIOR EXPRESADOS EN LOS ESTADOS FINANCIEROS.==================

(B) DISPONER LA APLICACIÓN DE LAS UTILIDADES QUE HUBIERE.======================

(C) DESIGNAR O DELEGAR EN EL GERENTE LA DESIGNACIÓN DE LOS AUDITORES EXTERNOS CUANDO CORRESPONDA.==

(D) TRATAR CUALESQUIER OTRO ASUNTO QUE LE SEA PROPIO, CONFORME AL ESTATUTO Y CUALQUIER OTRO CONSIGNADO EN LA CONVOCATORIA.==========================

ARTICULO 23. COMPETE IGUALMENTE A LA JUNTA GENERAL LO SIGUIENTE:===============

(A) REFORMAR, MODIFICAR O INTERPRETAR EL ESTATUTO SOCIAL.=====================

(B) AUMENTAR O REDUCIR EL CAPITAL SOCIAL.================================

(C) EMITIR OBLIGACIONES.===

(D) ACORDAR LA TRANSFORMACIÓN, FUSIÓN, ESCISIÓN, REORGANIZACIÓN Y DISOLUCIÓN DE LA SOCIEDAD, ASÍ COMO RESOLVER SOBRE SU LIQUIDACIÓN.============

(E) ACORDAR LA ENAJENACIÓN, EN UN SOLO ACTO, DE ACTIVOS CUYO VALOR CONTABLE EXCEDA DEL CINCUENTA POR CIENTO DEL CAPITAL DE LA SOCIEDAD O DE BIENES INMUEBLES DE PROPIEDAD DE LA MISMA QUE CONSTITUYAN ACTIVOS FIJOS.=============

(F) RESOLVER EN LOS CASOS EN QUE LA LEY O EL ESTATUTO DISPONGAN SU INTERVENCIÓN, Y EN CUALESQUIER OTRO CASO QUE REQUIERA EL INTERÉS SOCIAL.=======

(G) RESOLVER CUALQUIER OTRO ASUNTO QUE HAYA SIDO OBJETO DE LA CONVOCATORIA.===

(H) DISPONER INVESTIGACIONES Y AUDITORIAS ESPECIALES.=====================

ARTICULO 24. LAS JUNTAS GENERALES DEBERÁN CONVOCARSE Y SESIONAR EN LA LOCALIDAD DONDE SE ENCUENTRA EL DOMICILIO SOCIAL.=========================

LA GERENCIA GENERAL PUEDE ACORDAR LA CELEBRACIÓN DE LA JUNTA EN OTRO LUGAR DEL PERÚ, O EN CUALQUIER PAÍS DEL EXTRANJERO, PARA LO CUAL SE DEBERÁ CUMPLIR SIEMPRE CON EL REQUISITO DE LA NOTIFICACIÓN POR ESQUELAS CON CARGO DE RECEPCIÓN DIRIGIDAS A LOS ACCIONISTAS, A SU DOMICILIO O DIRECCIÓN DESIGNADA POR ELLOS PARA ESTE EFECTO.===

ARTICULO 25. LA JUNTA GENERAL DEBE SER CONVOCADA POR EL GERENTE GENERAL, MEDIANTE ESQUELA BAJO CARGO DE RECEPCIÓN QUE CONTENGA LA INDICACIÓN DEL DÍA,

LA HORA, EL LUGAR DE LA REUNIÓN Y LAS MATERIAS A TRATARSE. LA ESQUELA DEBE REMITIRSE CON ANTICIPACIÓN NO MENOR DE DIEZ DÍAS PARA LA CELEBRACIÓN DE LA JUNTA GENERAL OBLIGATORIA ANUAL Y DE LAS DEMÁS JUNTAS PREVISTAS EN EL ESTATUTO Y DE TRES DÍAS TRATÁNDOSE DE CUALQUIER OTRO CASO. PODRÁ HACERSE CONSTAR EN LA ESQUELA LA FECHA EN LA QUE, SI PROCEDIERA, SE REUNIRÁ LA JUNTA EN SEGUNDA CONVOCATORIA. DICHA SEGUNDA REUNIÓN DEBERÁ DE CELEBRARSE EN NO MENOS DE TRES NI MÁS DE DIEZ DÍAS DESPUÉS DE LA PRIMERA.==================================

ARTICULO 26: SI LA JUNTA GENERAL DEBIDAMENTE CONVOCADA NO SE CELEBRARA EN LA PRIMERA CONVOCATORIA, NI SE HUBIERE PREVISTO EN LA ESQUELA LA FECHA DE LA SEGUNDA, ÉSTA DEBERÁ SER CONVOCADA CON LOS MISMOS REQUISITOS DE PUBLICIDAD DE LA PRIMERA Y CON LA INDICACIÓN DE QUE SE TRATA DE SEGUNDA CONVOCATORIA, DENTRO DE LOS DIEZ DÍAS SIGUIENTES A LA FECHA DE LA JUNTA NO CELEBRADA Y CON TRES DÍAS DE ANTICIPACIÓN, POR LO MENOS, A LA FECHA DE LA REUNIÓN.=================

ARTICULO 27: EXTRAORDINARIAMENTE, LA CONVOCATORIA A JUNTA DE ACCIONISTAS, SE PODRÁ HACER MEDIANTE FACSÍMIL, CORREO ELECTRÓNICO U CUALQUIER OTRO MEDIO DE COMUNICACIÓN QUE PERMITA OBTENER CONSTANCIA DE RECEPCIÓN, SIEMPRE EN EL DOMICILIO DEL ACCIONISTA O EN LA DIRECCIÓN POR ESTE SEÑALADA PARA ESE EFECTO ===

ARTICULO 28: SIN PERJUICIO DE LO EXPUESTO EN LOS ARTÍCULOS PRECEDENTES, LA JUNTA GENERAL SE ENTENDERÁ CONVOCADA Y QUEDARÁ VÁLIDAMENTE CONSTITUIDA, SIEMPRE QUE SE ENCUENTREN PRESENTES POR SÍ O POR APODERADO, ACCIONISTAS QUE REPRESENTEN LA TOTALIDAD DE LOS ACCIONES CON DERECHO A VOTO Y LOS ASISTENTES ACEPTEN POR UNANIMIDAD LA CELEBRACIÓN DE LA JUNTA Y TRATAR LOS ASUNTOS QUE EN ELLA SE PROPONGAN.==

ARTICULO 29: PUEDEN ASISTIR A LA JUNTA GENERAL Y EJERCER SUS DERECHOS, LOS TITULARES DE ACCIONES CON DERECHO A VOTO INSCRITAS EN LA "MATRICULA DE ACCIONES", HASTA LOS DOS DÍAS ANTERIORES AL DE LA REALIZACIÓN DE LA JUNTA. EL GERENTE GENERAL QUE NO SEA ACCIONISTA, PUEDEN ASISTIR A LA JUNTA, CON VOZ PERO SIN VOTO. LOS FUNCIONARIOS, PROFESIONALES Y TÉCNICOS AL SERVICIO DE LA SOCIEDAD, ASÍ COMO CUALQUIER OTRA PERSONA QUE TENGA INTERÉS EN LA BUENA MARCHA DE LOS ASUNTOS SOCIALES QUE NO SEAN ACCIONISTAS, PODRÁN ASISTIR A LAS JUNTAS GENERALES CON VOZ PERO SIN VOTO, CUANDO LA GERENCIA GENERAL ASÍ LO DETERMINE.=

ARTICULO 30: LOS ACCIONISTAS PODRÁN HACERSE REPRESENTAR POR TERCEROS EN LAS JUNTAS GENERALES. LA REPRESENTACIÓN DEBE CONFERIRSE POR ESCRITO Y CON CARÁCTER ESPECIAL PARA CADA JUNTA, SALVO TRATÁNDOSE DE PODERES OTORGADOS POR ESCRITURA PÚBLICA.==

LOS PODERES DEBEN DE SER REGISTRADOS ANTE LA SOCIEDAD CON UNA ANTICIPACIÓN NO MENOR DE 24 HORAS A LA HORA FIJADA PARA LA JUNTA.==========================

7450

LA REPRESENTACIÓN ANTE LA JUNTA GENERAL ES REVOCABLE. LA ASISTENCIA PERSONAL DEL REPRESENTADO A LA JUNTA PRODUCIRÁ LA REVOCACIÓN DEL PODER CONFERIDO TRATÁNDOSE DEL PODER ESPECIAL Y DEJARÁ EN SUSPENSO, PARA ESA OCASIÓN, EL OTORGADO POR ESCRITURA PÚBLICA. LO DISPUESTO EN ESTE PÁRRAFO NO SERÁ APLICABLE, EN LOS CASOS DE PODERES IRREVOCABLES O PACTOS EXPRESOS U OTROS CASOS PERMITIDOS POR LEY. ==========

ARTICULO 31. DESDE EL DÍA DE NOTIFICACIÓN DE LA CONVOCATORIA LOS DOCUMENTOS, MOCIONES Y PROYECTOS RELACIONADOS CON EL OBJETO DE LA JUNTA GENERAL, ESTARÁN A DISPOSICIÓN DE LOS ACCIONISTAS EN LAS OFICINAS DE LA SOCIEDAD O EN EL LUGAR DE CELEBRACIÓN DE LA JUNTA. LOS ACCIONISTAS PUEDEN SOLICITAR, ANTES DE LA JUNTA O DURANTE ELLA, LOS INFORMES Y EXPLICACIONES QUE JUZGUEN NECESARIOS. EL GERENTE GENERAL ESTARÁ OBLIGADO A PROPORCIONARLOS, SALVO EN LOS CASOS EN QUE JUZGUE QUE LA PUBLICIDAD DE LOS DATOS SOLICITADOS PERJUDIQUE LOS INTERESES SOCIALES. ESTA EXCEPCIÓN NO PROCEDERÁ CUANDO LA SOLICITUD ESTÉ APOYADA POR ACCIONISTAS PRESENTES EN LA JUNTA QUE REPRESENTEN POR LO MENOS EL VEINTICINCO POR CIENTO DE LAS ACCIONES SUSCRITAS, CON DERECHO A VOTO.==========

ARTÍCULO 32: ANTES DE LA INSTALACIÓN DE LA JUNTA GENERAL, SE ELABORA LA LISTA DE ASISTENTES, EXPRESANDO EL CARÁCTER O REPRESENTACIÓN DE CADA UNO Y EL NÚMERO DE ACCIONES PROPIAS O AJENAS CON QUE CONCURRE, AGRUPÁNDOLAS POR CLASE, SI LAS HUBIERE.==========

AL FINAL DE LA LISTA SE DETERMINA EL NÚMERO DE ACCIONES REPRESENTADAS Y SU PORCENTAJE RESPECTO DEL TOTAL DE LAS MISMAS, CON INDICACIÓN DEL PORCENTAJE DE CADA UNA DE SUS CLASES, SI LAS HUBIERE.==========

EL QUÓRUM SE COMPUTA Y ESTABLECE AL INICIO DE LA JUNTA. COMPROBADO EL QUÓRUM, EL PRESIDENTE LA DECLARA INSTALADA.==========

EN LAS JUNTAS GENERALES CONVOCADAS PARA TRATAR ASUNTOS, QUE CONFORME AL ESTATUTO, REQUIEREN CONCURRENCIAS DISTINTAS, CUANDO UN ACCIONISTA ASÍ LO SEÑALE EXPRESAMENTE Y DEJE CONSTANCIA AL MOMENTO DE FORMULAR LA LISTA DE ASISTENTES, SUS ACCIONES NO SERÁN COMPUTADAS PARA ESTABLECER EL QUÓRUM REQUERIDO PARA TRATAR ALGUNO O ALGUNOS DE LOS ASUNTOS A QUE SE REFIERE EL ARTÍCULO 34 DE ESTE ESTATUTO.==========

LAS ACCIONES DE LOS ACCIONISTAS QUE INGRESAN A LA JUNTA, DESPUÉS DE INSTALADA, NO SE COMPUTAN PARA ESTABLECER EL QUÓRUM, PERO RESPECTO DE ELLAS SE PUEDE EJERCER EL DERECHO DE VOTO.==========

ARTICULO 33. PARA LA CELEBRACIÓN DE LAS JUNTAS GENERALES EN SU PRIMERA CONVOCATORIA, CUANDO NO SE TRATE DE LOS ASUNTOS MENCIONADOS EN EL ARTÍCULO SIGUIENTE, SE REQUIERE LA CONCURRENCIA POR LO MENOS DE ACCIONISTAS QUE REPRESENTEN EL CINCUENTA POR CIENTO DE LAS ACCIONES SUSCRITAS CON DERECHO A

VOTO, EN LA SEGUNDA CONVOCATORIA BASTARÁ CON LA CONCURRENCIA DE CUALQUIER NÚMERO DE ACCIONES SUSCRITAS CON DERECHO A VOTO.==============================

LOS ACUERDOS SE ADOPTARÁN POR MAYORÍA ABSOLUTA DE LAS ACCIONES CONCURRENTES. EN TODO CASO PODRÁ LLEVARSE A CABO LA JUNTA, AÚN CUANDO LAS ACCIONES REPRESENTADAS EN ELLA PERTENEZCAN A UN SOLO TITULAR.==================

ARTICULO 34: PARA LA CELEBRACIÓN DE CUALQUIER CLASE DE JUNTA, CUANDO SE TRATE DE AUMENTO O REDUCCIÓN DEL CAPITAL SOCIAL, EMISIÓN DE OBLIGACIONES, ENAJENACIÓN DE ACTIVOS CUYO VALOR CONTABLE EXCEDA EL 50% DEL CAPITAL SOCIAL; TRANSFORMACIÓN, FUSIÓN, ESCISIÓN, REORGANIZACIÓN O DISOLUCIÓN DE LA SOCIEDAD Y RESOLVER SOBRE SU LIQUIDACIÓN Y EN GENERAL DE CUALQUIER MODIFICACIÓN DEL ESTATUTO, SE REQUIERE EN PRIMERA CONVOCATORIA LA CONCURRENCIA DE ACCIONISTAS QUE REPRESENTEN POR LO MENOS LOS DOS TERCIOS DE LAS ACCIONES SUSCRITAS CON DERECHO A VOTO, EN LA SEGUNDA CONVOCATORIA BASTARÁ QUE CONCURRAN ACCIONISTAS QUE REPRESENTEN LAS TRES QUINTAS PARTES DE LAS ACCIONES SUSCRITAS CON DERECHO A VOTO. PARA LA VALIDEZ DE LOS ACUERDOS SE REQUIERE, EN AMBOS CASOS, EL VOTO FAVORABLE DE ACCIONISTAS QUE REPRESENTEN POR LO MENOS LA MAYORÍA ABSOLUTA DE LAS ACCIONES SUSCRITAS CON DERECHO A VOTO.================

CUANDO LA ADOPCIÓN DE ACUERDOS RELACIONADOS CON LOS ASUNTOS MENCIONADOS EN ESTE ARTÍCULO ESTATUTARIO DEBA HACERSE EN CUMPLIMIENTO DE DISPOSICIÓN LEGAL IMPERATIVA, NO SE REQUIERE EL QUÓRUM NI LA MAYORÍA CALIFICADA QUE SE MENCIONA.==

ARTICULO 35: LAS JUNTAS GENERALES SERÁN PRESIDIDAS POR EL GERENTE GENERAL. EN SU DEFECTO POR EL ACCIONISTA QUE REPRESENTE EL MAYOR NÚMERO DE ACCIONES. COMO SECRETARIO ACTUARÁ LA PERSONA QUE LA MISMA JUNTA DESIGNE.==============

ARTICULO 36. A SOLICITUD DE LOS ACCIONISTAS QUE REPRESENTEN AL MENOS EL VEINTICINCO POR CIENTO DE LAS ACCIONES SUSCRITAS CON DERECHO A VOTO, LA JUNTA SE APLAZARÁ POR UNA SOLA VEZ, POR NO MENOS DE TRES NI MÁS DE CINCO DÍAS Y SIN NECESIDAD DE NUEVA CONVOCATORIA, PARA DELIBERAR Y VOTAR LOS ASUNTOS SOBRE LOS QUE NO SE CONSIDEREN SUFICIENTEMENTE INFORMADOS.========================

CUALQUIERA QUE SEA EL NÚMERO DE REUNIONES EN QUE EVENTUALMENTE SE DIVIDA UNA JUNTA, SE LA CONSIDERARÁ COMO UNA SOLA Y SE LEVANTARÁ UN ACTA ÚNICA.===========

ARTICULO 37: EL DERECHO DE VOTO NO PUEDE SER EJERCITADO POR EL ACCIONISTA EN LOS CASOS EN QUE TUVIERA, POR CUENTA PROPIA O DE TERCEROS, INTERES EN CONFLICTO CON EL DE LA SOCIEDAD. LOS GERENTES Y MANDATARIOS DE LA SOCIEDAD NO PUEDEN VOTAR COMO ACCIONISTAS CUANDO SE TRATE DE SEÑALAMIENTO DE SUS REMUNERACIONES O DE SU RESPONSABILIDAD EN CUALQUIER ASUNTO. LAS ACCIONES QUE EN CUALQUIER JUNTA NO PUEDAN EJERCITAR EL DERECHO DE VOTO, SON COMPUTABLES PARA FORMAR EL QUÓRUM DE LA JUNTA, PERO NO SON COMPUTABLES PARA ESTABLECER LA MAYORÍA DE LAS VOTACIONES.==

7451
ps. 150

ARTICULO 38: LAS REUNIONES DE LA JUNTA GENERAL Y LOS ACUERDOS ADOPTADOS POR ELLA DEBEN CONSTAR EN UN ACTA QUE EXPRESAN UN RESUMEN DE LO ACONTECIDO. LAS ACTAS PUEDEN ASENTARSE EN UN LIBRO ESPECIALMENTE ABIERTO A DICHO EFECTO, EN HOJAS SUELTAS O EN CUALQUIER OTRA FORMA PERMITIDA POR LEY. CUANDO CONSTEN EN LIBROS O DOCUMENTOS, ELLOS SERÁN LEGALIZADO CONFORME A LEY. ==================

PARA LAS ACTAS SE OBSERVARÁ LAS REGLAS SIGUIENTES:=============================

(A) EN EL ACTA DE CADA JUNTA DEBE INDICARSE EL LUGAR, FECHA Y HORA EN QUE SE REALIZÓ; LA INDICACIÓN DE SÍSE CELEBRA EN PRIMERA O SEGUNDA CONVOCATORIA; EL NOMBRE DE LOS ACCIONISTAS PRESENTES O DE QUIENES LOS REPRESENTEN; EL NÚMERO Y CLASE DE ACCIONES DE LAS QUE SON TITULARES, SI LAS HUBIERA; EL NOMBRE DE LAS PERSONAS QUE ACTUARON COMO PRESIDENTE Y SECRETARIO; LA FORMA Y EL RESULTADO DE LAS VOTACIONES Y LOS ACUERDOS ADOPTADOS.================================

LOS REQUISITOS ANTERIORMENTE MENCIONADOS QUE FIGUREN EN LA LISTA DE ASISTENTES PUEDEN SER OBVIADOS SI ESTA FORMA PARTE DEL ACTA.==================

(B) LOS ACCIONISTAS CONCURRENTES O SUS REPRESENTANTES Y LAS PERSONAS CON DERECHO A ASISTIR A LA JUNTA GENERAL, ESTÁN FACULTADOS PARA SOLICITAR QUE QUEDE CONSTANCIA EN EL ACTA DEL TENOR DE LAS OPINIONES Y DE LOS VOTOS QUE HAYAN EMITIDO.==

(C) EL ACTA SERÁ REDACTADA POR EL SECRETARIO DENTRO DE LOS CINCO DÍAS SIGUIENTES A LA CELEBRACIÓN DE LA JUNTA.====================================

(D) CUANDO EL ACTA SEA APROBADA EN LA MISMA JUNTA, ELLA DEBE CONTENER DICHA APROBACIÓN Y CUANDO MENOS DEBERÁ SER FIRMADA POR EL PRESIDENTE, EL SECRETARIO Y UN ACCIONISTA DESIGNADO PARA EL EFECTO.=======================

(E) CUANDO EL ACTA NO SE APROBASE EN LA MISMA JUNTA, ESTA DESIGNARÁ ESPECIALMENTE A NO MENOS DE DOS ACCIONISTAS, PARA QUE JUNTO CON EL PRESIDENTE Y EL SECRETARIO, LA REVISEN Y LA APRUEBEN. EL ACTA DEBE QUEDAR APROBADA Y FIRMADA DENTRO DE LOS DIEZ DÍAS SIGUIENTES A LA CELEBRACIÓN DE LA JUNTA Y PUESTA A DISPOSICIÓN DE LOS ACCIONISTAS CONCURRENTES O SUS REPRESENTANTES, QUIENES PODRÁN DEJAR CONSTANCIA DE SUS OBSERVACIONES O DESACUERDOS MEDIANTE CARTA NOTARIAL.==

(F) TRATÁNDOSE DE JUNTAS UNIVERSALES, ES OBLIGATORIA LA SUSCRIPCIÓN DEL ACTA POR TODOS LOS ACCIONISTAS CONCURRENTES A ELLA, SALVO QUE HAYAN FIRMADO LA LISTA DE ASISTENTES Y EN ELLA ESTUVIESEN CONSIGNADOS EL NÚMERO DE ACCIONES DEL QUE SON TITULARES Y LOS DIVERSOS ASUNTOS OBJETO DE LA CONVOCATORIA. EN ESTE CASO, BASTA QUE SEA FIRMADA POR EL PRESIDENTE, EL SECRETARIO Y UN ACCIONISTA DESIGNADO A TAL EFECTO CONSIDERÁNDOSE A LA LISTA DE ASISTENTES PARTE INTEGRANTE E INSEPARABLE DEL ACTA.==

(G) CUALQUIER ACCIONISTA CONCURRENTE PUEDE FIRMAR EL ACTA.==================

(H) CUANDO POR CUALQUIER CIRCUNSTANCIA NO PUDIESE ASENTARSE EL ACTA DE UNA JUNTA GENERAL EN EL LIBRO RESPECTIVO O EN HOJAS SUELTAS, CONFORME A LO SEÑALADO EN EL PRESENTE ARTÍCULO, ELLA SE EXTENDERÁ Y FIRMARÁ EN DOCUMENTO ESPECIAL QUE SE ADHERIRÁ O TRANSCRIBIRÁ AL LIBRO O A LAS HOJAS SUELTAS NO BIEN ESTOS SE ENCUENTREN DISPONIBLES O EN CUALQUIER OTRA FORMA PERMITIDA POR LEY. EL DOCUMENTO ESPECIAL SERÁ ENTREGADO AL GERENTE GENERAL, QUIEN ES EL RESPONSABLE DE CUMPLIR CON LO ANTES SEÑALADO EN EL MÁS BREVE PLAZO.==========

(I) EL ACTA TIENE FUERZA LEGAL DESDE EL MOMENTO DE SU APROBACIÓN.===============

ARTICULO 39: CUALQUIER ACCIONISTA AUNQUE NO HUBIESE ASISTIDO A LA JUNTA Y TAMBIÉN QUIENES CONCURRIESEN EN REPRESENTACIÓN DE ACCIONISTAS, TIENEN DERECHO A QUE SE LES PROPORCIONE, A SU PROPIO COSTO, COPIA CERTIFICADA DEL ACTA EN SU INTEGRIDAD O DE LAS PARTES QUE SEÑALAN. LA COPIA SERÁ OBLIGATORIAMENTE EXPEDIDA POR EL GERENTE GENERAL, BAJO SU FIRMA Y RESPONSABILIDAD, EN UN PLAZO NO MAYOR DE CINCO DÍAS CONTADOS DESDE LA FECHA DE RECEPCIÓN DE LA SOLICITUD.===

EN CASO DE INCUMPLIMIENTO, EL INTERESADO PUEDE RECURRIR AL JUEZ DEL DOMICILIO DE LA SOCIEDAD, A EFECTOS DE QUE POR LA VÍA DEL PROCEDIMIENTO NO CONTENCIOSO, ELLA EXHIBA EL ACTA RESPECTIVA A FIN DE QUE EL ESPECIALISTA LEGAL EXPIDA LA COPIA CERTIFICADA. LAS COSTAS Y COSTOS DEL PROCESO SON DE CARGO DE LA SOCIEDAD.=====

ARTICULO 40: LOS PROCEDIMIENTOS DE IMPUGNACIÓN Y NULIDAD DE ACUERDOS DE LA JUNTA GENERAL SE REGULARÁN POR LAS DISPOSICIONES DE LA LEY GENERAL DE SOCIEDADES Nº 26887.==

CAPITULO IV==

ADMINISTRACIÓN DE LA SOCIEDAD==

ARTICULO 41: LA ADMINISTRACIÓN DE LA SOCIEDAD ESTÁ A CARGO DE LA GERENCIA.=====

CAPITULO V===

DE LA GERENCIA==

ARTICULO 42: LA GERENCIA GENERAL ES EL ÓRGANO DE LA SOCIEDAD QUE TIENE TODAS LAS FACULTADES DE GESTIÓN Y DE REPRESENTACIÓN LEGAL NECESARIAS PARA SU ADMINISTRACIÓN DENTRO DE SU OBJETO, CON LA ÚNICA EXCEPCIÓN DE LOS ASUNTOS RESERVADOS EXPRESAMENTE A LA JUNTA GENERAL.===============================

ARTICULO 43: NO PUEDE SER GERENTE GENERAL LAS PERSONAS SIGUIENTES:==========

(A) LOS INCAPACES.===

(B) LOS INSOLVENTES Y QUEBRADOS.===

(C) LOS QUE POR RAZÓN DE SU CARGO O FUNCIONES, ESTÉN PROHIBIDOS DE EJERCER EL COMERCIO.===

(D) LOS FUNCIONARIOS Y EMPLEADOS DE LA ADMINISTRACIÓN PÚBLICA Y DE LAS ENTIDADES DEL SECTOR EMPRESARIAL EN LAS QUE EL ESTADO TENGA CONTROL Y CUYAS FUNCIONES TENGAN RELACIÓN CON LAS ACTIVIDADES DE LA SOCIEDAD.===========================

(E) LOS QUE TENGAN PLEITO PENDIENTE CON LA SOCIEDAD EN CALIDAD DE DEMANDANTES O ESTÁN SUJETOS A ACCIÓN INICIADA POR LA SOCIEDAD DE RESPONSABILIDAD Y LOS QUE ESTÉN IMPEDIDOS POR MANDATO DE UNA MEDIDA CAUTELAR DICTADA POR AUTORIDAD JUDICIAL O ARBITRAL.==========

(F) LOS QUE SEAN SOCIOS, DIRECTORES, REPRESENTANTES LEGALES O APODERADOS DE SOCIEDADES DE PERSONAS QUE TUVIESEN EN FORMA PERMANENTE INTERESES OPUESTOS A LOS DE LA SOCIEDAD, O QUE PERSONALMENTE TENGAN CON ELLA OPOSICIÓN PERMANENTE.==========

EL GERENTE GENERAL QUE ESTUVIERA INCURSO EN CUALESQUIERA DE LOS IMPEDIMENTOS SEÑALADOS EN ESTE ARTÍCULO, NO PUEDE ACEPTAR EL CARGO Y DEBE DE RENUNCIAR INMEDIATAMENTE SI SOBREVINIERA EL IMPEDIMENTO. EN CASO CONTRARIO, RESPONDEN POR LOS DAÑOS Y PERJUICIOS QUE SUFRA LA SOCIEDAD POR SU ACTITUD Y SERÁ REMOVIDO DE INMEDIATO POR LA JUNTA GENERAL, A SOLICITUD DE CUALQUIER ACCIONISTA.

ARTICULO 44: EL CARGO DE GERENTE GENERAL QUEDA VACANTE POR FALLECIMIENTO, POR RENUNCIA, POR REMOCIÓN, O POR INCURRIR EN ALGUNA DE LAS CAUSALES ESTABLECIDAS EN EL ARTÍCULO ANTERIOR O EN LA LEY.==========

ARTICULO 45: SI AL CONFECCIONARSE EL BALANCE ANUAL O CUALQUIER BALANCE PARCIAL, SE APRECIARA LA PÉRDIDA DE LA MITAD O MÁS DEL CAPITAL SOCIAL, O SI ESA PÉRDIDA DEBIERA PRESUMIRSE, EL GERENTE GENERAL DEBE CONVOCAR DE INMEDIATO A LA JUNTA GENERAL DE ACCIONISTAS, PARA INFORMARLE DE LA SITUACIÓN. SI EL ACTIVO DE LA SOCIEDAD NO FUESE SUFICIENTE PARA SATISFACER LAS DEUDAS SOCIALES, EL GERENTE GENERAL DEBE CONVOCAR DE INMEDIATO A LA JUNTA GENERAL DE ACCIONISTAS, PARA INFORMARLE DE LA SITUACIÓN Y DENTRO DE LOS 15 DÍAS SIGUIENTES, DEBERÁ LLAMAR A LOS ACREEDORES Y EN SU CASO, DEBERÁ SOLICITAR LA DECLARATORIA DE QUIEBRA DE LA SOCIEDAD.==========

ARTICULO 46: NO PUEDE CONCEDERSE CRÉDITO O PRÉSTAMO POR LA SOCIEDAD AL GERENTE GENERAL, NI OTORGARSE GARANTÍAS EN FAVOR DE ÉSTE, SIN AUTORIZACIÓN DE LA JUNTA DE ACCIONISTAS TOMADA POR MAYORÍA DE DOS TERCIOS, SALVO QUE SE TRATE DE AQUELLAS OPERACIONES QUE NORMALMENTE CELEBRA LA SOCIEDAD CON TERCEROS, SIEMPRE QUE SE CONCIERTEN EN LAS CONDICIONES DEL MERCADO. LOS ADELANTOS SOBRE LAS REMUNERACIONES, NO ESTÁN COMPRENDIDOS EN LAS PROHIBICIONES ANTES REFERIDAS.==========

LO ANTERIORMENTE DISPUESTO ES APLICABLE TAMBIÉN EN LOS CASOS DE GERENTES, APODERADOS DE LA SOCIEDAD Y APODERADOS DE SOCIEDADES VINCULADAS Y DE LOS CÓNYUGES, DESCENDIENTES, ASCENDIENTES Y PARIENTES DENTRO DEL TERCER GRADO DE CONSANGUINIDAD O SEGUNDO GRADO DE AFINIDAD.==========

ARTICULO 47: EL GERENTE GENERAL DESEMPEÑARÁ EL CARGO CON LA DILIGENCIA DE UN ORDENADO COMERCIANTE Y DE UN REPRESENTANTE LEAL, RESPONDIENDO ANTE LA

SOCIEDAD, ACCIONISTAS O ACREEDORES DEL DAÑO CAUSADO POR DOLO, ABUSO DE FACULTADES O NEGLIGENCIA GRAVE. EL GERENTE GENERAL ES RESPONSABLES PARA CON LA SOCIEDAD: ==

(A) DE LA REALIDAD DE LAS APORTACIONES HECHAS DURANTE SU PERÍODO.==============

(B) DE LA EFECTIVIDAD DE LAS UTILIDADES CONSIGNADAS EN EL BALANCE.===============

(C) DE LA EXISTENCIA Y REGULARIDAD DE LOS LIBROS QUE ORDENA LA LEY. ==============

(D) DEL CUMPLIMIENTO DE LOS ACUERDOS DE LA JUNTA GENERAL DE ACCIONISTAS.========

(E) LA EXISTENCIA, REGULARIDAD Y VERACIDAD DE LOS LIBROS QUE LA LEY ORDENA LLEVAR A LA SOCIEDAD.==

(F) LA VERACIDAD DE LAS INFORMACIONES QUE PROPORCIONE A LA JUNTA GENERAL DE ACCIONISTAS.==

(G) LA EXISTENCIA DE LOS BIENES CONSIGNADOS EN EL INVENTARIO.==================

(H) EL OCULTAMIENTO DE LAS IRREGULARIDADES QUE OBSERVE EN LAS ACTIVIDADES DE LA SOCIEDAD.==

(I) LA CONSERVACION DE LOS FONDOS SOCIALES EN CAJA O EN INSTITUCIONES DE CRÉDITO Y EN CUENTAS A NOMBRE DE LA SOCIEDAD.=============================

(J) EL EMPLEO DE LOS RECURSOS SOCIALES EN NEGOCIOS DISTINTOS DEL OBJETO DE LA SOCIEDAD, Y.==

(K) EN EL CUMPLIMIENTO DE LA LEY, EL ESTATUTO Y LOS ACUERDOS DE LA JUNTA GENERAL DE ACCIONISTAS.===

ARTICULO 48: EL GERENTE GENERAL ESTÁ INVESTIDO DE TODOS LOS PODERES GENERALES Y ESPECIALES QUE SE REQUIEREN PARA LA DIRECCIÓN, REPRESENTACIÓN Y MANEJO DE LA SOCIEDAD, TENIENDO FACULTAD PARA ADOPTAR ACUERDOS DE TODA ESPECIE Y CELEBRAR ACTOS Y CONTRATOS DE TODA CLASE, SIN RESERVA NI LIMITACIÓN ALGUNA, SALVO LAS OPERACIONES RESERVADAS EXPRESAMENTE A LA JUNTA GENERAL DE ACCIONISTAS, COMO ES LA VENTA DE BIENES INMUEBLES QUE CONSTITUYAN ACTIVOS FIJOS DE LA SOCIEDAD, ENTENDIÉNDOSE QUE ESTA ENUMERACIÓN NO ES LIMITATIVA SINO SIMPLEMENTE ENUNCIATIVA, NO PUDIÉNDOSE EN NINGÚN MOMENTO OBJETAR LA PERSONERÍA DEL GERENTE GENERAL POR FALTA DE FACULTADES Y/O ATRIBUCIONES. SIN PERJUICIO DE LO ESTABLECIDO MÁS ADELANTE, EL GERENTE GENERAL ESTÁ EXPRESAMENTE AUTORIZADO PARA DELEGAR PARCIAL O TOTALMENTE SUS ATRIBUCIONES EN UNO O MÁS PERSONAS, DEBIENDO PARA TAL EFECTO OTORGAR LOS MANDATOS CORRESPONDIENTES POR ESCRITURA PÚBLICA.==

ARTICULO 49: LA SOCIEDAD PODRÁ TENER UN GERENTE GENERAL Y UNO O MÁS GERENTES, QUE SERÁN NOMBRADOS POR LA JUNTA DE ACCIONISTAS. TAMBIÉN PODRÁ TENER UNO O MÁS SUB-GERENTES, AL JUICIO DE LA JUNTA DE ACCIONISTAS, O A QUIEN CORRESPONDE DESIGNARLOS Y FIJAR SUS ATRIBUCIONES Y FACULTADES. ==========================

ARTICULO 50: EL NOMBRAMIENTO DEL GERENTE GENERAL Y DE LOS GERENTES PUEDE SER REVOCADO EN CUALQUIER MOMENTO POR LA JUNTA GENERAL DE ACCIONISTAS.===========

ARTICULO 51: SI LA SOCIEDAD DESIGNASE COMO GERENTE A UNA PERSONA JURÍDICA, ESTA DEBERÁ NOMBRAR DE INMEDIATO A UNA PERSONA NATURAL QUE LA REPRESENTE PARA EL EFECTO; DICHA PERSONA NATURAL ESTARÁ SUJETA A LAS RESPONSABILIDADES ANTERIORMENTE ESTABLECIDAS.==

ARTICULO 52: EL GERENTE GENERAL ES EL EJECUTOR DE TODOS LOS ACUERDOS DE LA JUNTA GENERAL DE ACCIONISTAS, Y EN VIRTUD DE ESTA CLÁUSULA Y SIN NECESIDAD DE PODER POR OTRA ESCRITURA PÚBLICA, TIENE LA REPRESENTACIÓN JUDICIAL, COMERCIAL, TRIBUTARIA Y ADMINISTRATIVA DE LA SOCIEDAD, ADEMÁS DE LAS FACULTADES SIGUIENTES:= **(A)** REPRESENTAR A LA SOCIEDAD EN JUICIO O FUERA DE ÉL, QUEDANDO INVESTIDO CON LAS FACULTADES GENERALES Y ESPECIALES CONTENIDAS EN LOS ARTS. 74 Y 75 DEL CÓDIGO PROCESAL CIVIL INCLUYÉNDOSE LAS DE ENTABLAR Y CONTESTAR DEMANDAS NUEVAS, SUSTITUIR O DELEGAR JUDICIALMENTE ESTE PODER CON LAS MISMAS FACULTADES Y VOLVER A REAQUIRIRLO DE SER EL CASO, RECONVENIR, CONTESTAR RECONVENCIONES, DESISTIRSE DEL PROCESO Y LA PRETENSIÓN, ALLANARSE A LA PRETENSIÓN, CONCILIAR, TRANSIGIR, SOMETER A ARBITRAJE LAS PRETENSIONES CONTROVERTIDAS EN EL PROCESO, PRESTAR DECLARACIÓN DE PARTE EN NOMBRE Y REPRESENTACIÓN DE LA SOCIEDAD, OFRECER CONTRACAUTELA SEA REAL, PERSONAL O LA CAUCIÓN JURATORIA A QUE SE REFIERE EL ART. 613 DEL CÓDIGO PROCESAL CIVIL, INTERVENIR EN TODO TIPO DE DILIGENCIAS, SEAN ESTAS DE CONCILIACIÓN, PRUEBAS O CUALQUIER OTRA NATURALEZA, REPRESENTADO INCLUSO A LA SOCIEDAD CON LAS MÁXIMAS FACULTADES GENERALES Y ESPECIALES DE REPRESENTACIÓN PARA TODA CLASE DE PROCEDIMIENTOS LABORALES, TANTO ANTE AUTORIDADES ADMINISTRATIVAS DE TRABAJO, COMO ANTE LOS JUZGADOS ESPECIALIZADOS EN TRABAJO O LABORAL O QUIEN HAGA SUS VECES. ASIMISMO, REPRESENTARÁ A LA SOCIEDAD ANTE TODA CLASE DE AUTORIDADES ADMINISTRATIVAS, SEAN ESTAS MINISTERIALES, MUNICIPALES, DE SEGURIDAD SOCIAL, POLICIALES, DE LA FISCALÍA DE LA NACIÓN, JUECES ESPECIALIZADOS EN LO PENAL, ORGANISMOS DESCENTRALIZADOS O AUTÓNOMOS, DE LA SUPERINTENDENCIA NACIONAL DE ADMINISTRACIÓN TRIBUTARIA, DEL INDECOPI, ENTRE OTRAS PUDIENDO INTERPONER TODO TIPO DE SOLICITUDES Y RECURSOS SEAN ESTOS DE RECONSIDERACIÓN, APELACIÓN, RECLAMACIÓN, NULIDAD, QUEJA, DENUNCIAS Y DESISTIRSE DE ELLOS. IGUALMENTE ESTÁ FACULTADO PARA INTERVENIR EN LOS PROCESOS CONCILIATORIOS A QUE SE REFIERE LA LEY DE CONCILIACIÓN Nº 26872 Y SU REGLAMENTO APROBADO POR D.S. 001-98-JUS, SEA COMO SOLICITANTE O INVITADO A CONCILIAR, PUDIENDO ASISTIR A TODAS LAS DILIGENCIAS Y SUSCRIBIR TODAS LAS ACTAS QUE FUERAN PERTINENTES. PODRÁ ADICIONALMENTE TRAMITAR DENUNCIOS, CONCESIONES Y PETITORIOS MINEROS Y REPRESENTAR A LA SOCIEDAD ANTE LAS AUTORIDADES COMPETENTES EN TALES MATERIAS.

(B) DIRIGIR LAS OPERACIONES DE LA SOCIEDAD ASÍ COMO REPRESENTARLA EN LICITACIONES Y CONCURSOS.==

(C) REEMPLAZAR Y SEPARAR AL PERSONAL SUBALTERNO Y CONTRATAR LOS EMPLEADOS QUE SEAN NECESARIOS PARA LA BUENA MARCHA DE LA SOCIEDAD.=====================

(D) USAR EL SELLO DE LA SOCIEDAD, EXPEDIR LA CORRESPONDENCIA EPISTOLAR Y TELEGRÁFICA Y CUIDAR QUE LA CONTABILIDAD ESTÉ AL DÍA, INSPECCIONANDO LOS LIBROS, DOCUMENTOS Y OPERACIONES Y DICTANDO LAS DISPOSICIONES NECESARIAS PARA EL NORMAL FUNCIONAMIENTO DE LA SOCIEDAD.==

(E) DAR CUENTA EN CADA SESIÓN DE LA MARCHA Y ESTADO DE LOS NEGOCIOS, ASÍ COMO DE LA RECAUDACIÓN, INVERSIÓN Y EXISTENCIA DE FONDOS QUE TENGA A BIEN PEDIRLE LA JUNTA GENERAL.==

(F) PRESENTAR EN TIEMPO OPORTUNO A LA JUNTA GENERAL EL BALANCE GENERAL DE CADA EJERCICIO Y LA MEMORIA ANUAL.==

(G) ORDENAR PAGOS Y COBROS.==

(H) REPRESENTAR A LA SOCIEDAD CUANDO ESTA SEA DESIGNADA GERENTE EN CUALQUIER OTRA EMPRESA.==

(I) REALIZAR TODA CLASE DE ACTOS, OPERACIONES Y CONTRATOS BANCARIOS, CREDITICIOS, FINANCIEROS Y DE SEGUROS, ABRIR Y CERRAR CUENTAS CORRIENTES, A PLAZO, DE AHORROS, DE DEPOSITOS DE VALORES O DE CUALQUIER OTRA NATURALEZA, ASÍ COMO REALIZAR IMPOSICIONES, RETIRAR FONDOS, GIRAR Y SOBREGIRAR SOBRE DICHAS CUENTAS, SOLICITAR Y LEVANTAR PRESTAMOS, ADELANTOS Y CUALQUIER OTRA CLASE DE CRÉDITOS CON O SIN GARANTÍAS EN LOS BANCOS, FINANCIERAS Y DEMÁS INSTITUCIONES CREDITICIAS; GIRAR, ENDOSAR, COBRAR, ACEPTAR, REACEPTAR, AVALAR, RENOVAR, PROTESTAR Y DESCONTAR LETRAS DE CAMBIO, ASÍCOMO TODO OTRO INSTRUMENTO DE CRÉDITO O TÍTULO VALOR, INCLUSIVE, VALES, PAGARES, FACTURAS CONFORMADAS, WARRANTS, CONOCIMIENTOS DE EMBARQUE, CARTAS DE CRÉDITO, CERTIFICADOS ENTRE OTROS Y SUSCRIBIR SU RESPECTIVAS RENOVACIONES; GIRAR ENDOSAR Y COBRAR CHEQUES Y CANCELARLOS; SOLICITAR SOBREGIROS, CARTAS FIANZAS, CARTAS DE CRÉDITO, LEASING O ARRENDAMIENTO FINANCIERO, LEASE-BACK O RETRO ARRENDAMIENTO FINANCIERO, FACTORING, PRÉSTAMOS, HIPOTECAS, CRÉDITOS Y ADVANCE ACCOUNTS PUDIENDO SUSCRIBIR LA DOCUMENTACIÓN PERTINENTE SEAN MINUTAS, DOCUMENTOS PRIVADOS O ESCRITURAS PÚBLICAS A EFECTOS DE FORMALIZAR LOS MISMOS; PEDIR, OTORGAR Y COBRAR CARTAS DE CRÉDITO Y GIROS SEA DENTRO DEL PAIS O EN EL EXTRANJERO; CONTRATAR SEGUROS, ASÍ COMO CANCELARLOS Y RENOVARLOS INCLUYENDO LA FACULTAD DE ENDOSAR PÓLIZAS; TOMAR DINERO PRESTADO, RETIRAR DEPOSITOS E IMPOSICIONES DE CUALQUIER NATURALEZA; CELEBRAR ACTOS Y CONTRATOS, TALES COMO HABILITACIONES CON GARANTÍA ESPECÍFICA DE PRENDA O SIN ESTA; DAR EN PRENDA LOS BIENES DE LA SOCIEDAD, SUSCRIBIENDO LOS DOCUMENTOS PRIVADOS

SERIE B Nº 134354 Nº: 7454

MINUTAS Y ESCRITURAS PÚBLICAS QUE FUEREN PERTINENTES; OTORGAR CANCELACIONES Y RECIBOS; COBRAR Y PRESTAR; ARRENDAR Y SUBARRENDAR ACTIVA O PASIVAMENTE MUEBLES E INMUEBLES; CELEBRAR CONTRATOS DE COMPRAVENTA DE BIENES MUEBLES, ACCIONES O VALORES BURSÁTILES, OTORGANDO Y FIRMANDO LOS CONTRATOS PRIVADOS, MINUTAS Y ESCRITURA PÚBLICAS CORRESPONDIENTES; REPRESENTAR LAS ACCIONES QUE POSEA LA COMPAÑÍA DE OTRAS SOCIEDADES, ABRIR CAJAS DE SEGURIDAD; OTORGAR FIANZAS SEAN SOLIDARIAS O MANCOMUNADAS PUDIENDO RENUNCIAR A LOS BENEFICIOS DE ORDEN Y EXCUSIÓN.==

ARTICULO 53: EL GERENTE GENERAL PODRÁ NOMBRAR POR ESCRITURA PÚBLICA O POR ACTA QUE SE INSCRIBIRÁ EN EL REGISTRO DE SOCIEDADES DEL LIBRO DE PERSONAS JURÍDICAS, A LA PERSONA O PERSONAS QUE PUEDEN DESEMPEÑAR TAMBIÉN LOS PODERES ESTABLECIDOS EN EL ARTÍCULO 52 DE ESTE ESTATUTO. ===============================

CAPITULO VI===

DE LOS ESTADOS FINANCIEROS ANUALES, DISTRIBUCIÓN DE DIVIDENDOS, DISOLUCIÓN Y LIQUIDACIÓN DE LA SOCIEDAD===

ARTICULO 54: FINALIZADO EL EJERCICIO, EL GERENTE GENERAL DEBE DE FORMULAR LA MEMORIA, LOS ESTADOS FINANCIEROS Y LA PROPUESTA DE APLICACIÓN DE UTILIDADES EN CASO DE HABERLAS. DE ESTOS DOCUMENTOS DEBE RESULTAR, CON CLARIDAD Y PRECISIÓN, LA SITUACIÓN ECONÓMICO FINANCIERA DE LA SOCIEDAD, EL ESTADO DE SUS NEGOCIOS Y LOS RESULTADOS OBTENIDOS EN EL EJERCICIO VENCIDO.==================

LOS ESTADOS FINANCIEROS DEBEN SER PUESTOS A DISPOSICIÓN DE LOS ACCIONISTAS CON LA ANTELACIÓN NECESARIA PARA SER SOMETIDOS, CONFORME A LEY, A CONSIDERACIÓN DE LA JUNTA OBLIGATORIA ANUAL.===

ARTÍCULO 55: EN LA MEMORIA EL GERENTE GENERAL DA CUENTA A LA JUNTA GENERAL DE LA MARCHA Y EL ESTADO DE LOS NEGOCIOS, LOS PROYECTOS DESARROLLADOS Y LOS PRINCIPALES ACONTECIMIENTOS OCURRIDOS DURANTE EL EJERCICIO, ASÍ COMO LA SITUACIÓN DE LA SOCIEDAD Y LOS RESULTADOS OBTENIDOS.==========================

LA MEMORIA DEBE CONTENER CUANDO MENOS:===

1.- LA INDICACIÓN DE LAS INVERSIONES DE IMPORTANCIA REALIZADAS DURANTE EL EJERCICIO,===

2.- LA EXISTENCIA DE CONTINGENCIAS SIGNIFICATIVAS,================================

3.- LOS HECHOS DE IMPORTANCIA OCURRIDOS LUEGO DEL CIERRE DEL EJERCICIO,=========

4.- CUALQUIER OTRA INFORMACIÓN RELEVANTE QUE LA JUNTA GENERAL DEBA CONOCER, Y,=

5.- LOS DEMÁS INFORMES Y REQUISITOS QUE SEÑALE LA LEY.==========================

ARTÍCULO 56: LOS ESTADOS FINANCIEROS SE PREPARAN Y PRESENTAN DE CONFORMIDAD CON LAS DISPOSICIONES LEGALES SOBRE LA MATERIA Y BAJO PRINCIPIOS DE CONTABILIDAD GENERALMENTE ACEPTADOS EN EL PAÍS. ==

ARTICULO 57: EL GERENTE GENERAL DEBERÁ PONER A DISPOSICIÓN DE LOS ACCIONISTAS, EN EL DOMICILIO SOCIAL, DIEZ DÍAS ANTES DE LA CELEBRACIÓN DE LA JUNTA GENERAL OBLIGATORIA, LOS DOCUMENTOS INDICADOS EN LOS ARTÍCULOS ANTERIORES.===========

ARTICULO 58: A SOLICITUD DE ACCIONISTAS QUE REPRESENTEN POR LO MENOS UN TERCIO DE LAS ACCIONES SUSCRITAS CON DERECHO A VOTO, LOS ESTADOS FINANCIEROS DEL EJERCICIO SERÁN SOMETIDOS A AUDITORIA A CARGO DE CONTADORES COLEGIADOS AJENOS DE LA SOCIEDAD, O SE EFECTUARÁN INVESTIGACIONES ESPECIALES SOBRE LOS ASPECTOS DE LA GESTIÓN SOCIAL QUE SEÑALAN LOS SOLICITANTES. ESTE DERECHO PODRÁ SER EJERCIDO POR LOS ACCIONISTAS EN LA OPORTUNIDAD Y DENTRO DE LOS TÉRMINOS QUE SEÑALA LA LEY.==

ARTICULO 59: PARA LA DISTRIBUCIÓN DE DIVIDENDOS SE OBSERVARÁN LAS REGLAS SIGUIENTES:==

1.- SOLO PUEDEN SER PAGADOS DIVIDENDOS EN RAZÓN DE UTILIDADES OBTENIDAS O DE RESERVAS DE LIBRE DISPOSICIÓN Y SIEMPRE QUE EL PATRIMONIO NETO NO SEA INFERIOR AL CAPITAL PAGADO.===

2.- TODAS LAS ACCIONES DE LA SOCIEDAD, AÚN CUANDO NO SE ENCUENTREN TOTALMENTE PAGADAS, TIENEN EL MISMO DERECHO AL DIVIDENDO, INDEPENDIENTEMENTE DE LA OPORTUNIDAD EN QUE HAYAN SIDO EMITIDAS O PAGADAS, SALVO ACUERDO EXPRESO EN CONTRARIO DE LA JUNTA GENERAL.====================================

3.- ES VÁLIDA LA DISTRIBUCIÓN A CUENTA, SALVO PARA AQUELLAS SOCIEDADES PARA LAS QUE EXISTA PROHIBICIÓN LEGAL EXPRESA.================================

4.- SI LA JUNTA GENERAL ACUERDA UN DIVIDENDO A CUENTA SIN CONTAR CON LA OPINIÓN FAVORABLE DEL GERENTE GENERAL, LA RESPONSABILIDAD SOLIDARIA POR EL PAGO RECAE EXCLUSIVAMENTE SOBRE LOS ACCIONISTAS QUE VOTARON A FAVOR DEL ACUERDO.====

5.- ES VÁLIDA LA DELEGACIÓN EN AL GERENTE GENERAL DE LA FACULTAD DE ACORDAR EL REPARTO DE DIVIDENDOS A CUENTA.==================================

ARTICULO 60: CON CARGO A DAR CUENTA A LA SIGUIENTE JUNTA GENERAL OBLIGATORIA ANUAL DE ACCIONISTAS, EL GERENTE GENERAL DE LA SOCIEDAD ESTÁ FACULTADO PARA ESTABLECER EN CUALQUIER MOMENTO, DURANTE EL EJERCICIO, LA DISTRIBUCIÓN DE DIVIDENDOS PROVISIONALES, A CONDICIÓN DE QUE TALES DIVIDENDOS RESPONDAN A UTILIDADES REALMENTE OBTENIDAS DURANTE EL CURSO DEL PERÍODO DE QUE SE TRATE Y SIEMPRE QUE LAS UTILIDADES QUE SE DISTRIBUYAN NO EXCEDAN DE LAS QUE APAREZCAN DEL BALANCE PREPARADO PARA TAL FIN.==================================

ARTICULO 61: LA DISOLUCIÓN Y LIQUIDACIÓN DE LA SOCIEDAD EN CASO DE SER ACORDADAS, SE REGULARÁN DE CONFORMIDAD CON LAS DISPOSICIONES LEGALES VIGENTES.===

CAPITULO VII===

DISPOSICIONES FINALES==

SERIE B Nº 134355 Nº: 7455

ARTÍCULO 62: CUALQUIER TIPO DE PLEITO, CONTROVERSIA, DUDA O DISCREPANCIA RESULTANTE DE LA EJECUCIÓN O INTERPRETACIÓN DEL PRESENTE ESTATUTO, ASÍCOMO LAS ACCIONES Y PRETENSIONES DE CUALQUIER NATURALEZA PREVISTAS EN LA LEY GENERAL DE SOCIEDADES Y EN SUS NORMAS COMPLEMENTARIAS, MODIFICATORIAS Y SUPLETORIAS, QUE SE SUSCITEN, PROMUEVAN O INICIEN ENTRE LA SOCIEDAD, LOS SOCIOS Y LOS ADMINISTRADORES DE LA SOCIEDAD, AÚN CUANDO ESTOS HUBIERAN PERDIDO TAL CONDICIÓN, SERÁN OBLIGATORIA E INCONDICIONALMENTE SOMETIDOS A LA LEY PERUANA Y AL PROCEDIMIENTO ARBITRAL QUE SE ESTABLECE EN EL PRESENTE ARTÍCULO.===========

IGUALMENTE QUEDARÁN SOMETIDOS AL PROCEDIMIENTO ARBITRAL QUE ESTABLECE ESTE ARTÍCULO ESTATUTARIO, CUALQUIER LITIGIO, PLEITO, CONTROVERSIA, DUDA, DISCREPANCIA O RECLAMACIÓN QUE PUDIERA SURGIR ENTRE LA SOCIEDAD Y LOS TERCEROS CON QUIENES ELLA CONTRATE O FRENTE A QUIENES RESULTE OBLIGADA POR CUALQUIER TÍTULO, CUANDO LAS PARTES SE HUBIERAN SOMETIDO EXPRESA O TÁCITAMENTE AL PROCEDIMIENTO ARBITRAL.===================================

EL ARBITRAJE QUE SE ESTABLECE ES DE DERECHO, SERÁ REALIZADO POR UN TRIBUNAL ARBITRAL COMPUESTO POR TRES (3) ÁRBITROS, CUYO LAUDO ES INAPELABLE.============

PARA DAR INICIO AL PROCESO ARBITRAL, CUALESQUIERA DE LAS PARTES COMUNICARÁ A LA OTRA SU ACOGIMIENTO A ESTA CLÁUSULA Y DESIGNARÁ UN ARBITRO QUE CONFORMARÁ EL TRIBUNAL. LA OTRA PARTE EN UN TÉRMINO DE 10 DÍAS, CONTADOS DESDE LA RECEPCIÓN DE LA COMUNICACIÓN, DEBERÁ DE NOMBRAR A UN SEGUNDA ARBITRO, NOMBRÁNDOSE AL TERCERO ENTRE LOS DOS ÁRBITROS NOMBRADOS POR LAS PARTES, QUE SERÁ QUIEN PRESIDA EL TRIBUNAL ARBITRAL. SI LA PARTE REQUERIDA PARA EL NOMBRAMIENTO DE ARBITRO NO CUMPLIERA CON ELLO, ESTE SERÁ NOMBRADO POR EL CENTRO DE ARBITRAJE Y CONCILIACIÓN NACIONAL E INTERNACIONAL DE LA CÁMARA DE COMERCIO DE LIMA DE LA RELACIÓN DE ÁRBITROS QUE DICHA INSTITUCIÓN TIENE ESTABLECIDA. ASIMISMO, SI LOS DOS ÁRBITROS DESIGNADOS POR LAS PARTES, NO NOMBRARAN AL PRESIDENTE DEL TRIBUNAL DENTRO DE UN TÉRMINO DE DIEZ DÍAS CONTADOS DESDE LA ELECCIÓN DEL ÚLTIMO DE ELLOS, EL TERCER ÁRBITRO, QUIEN PRESIDIRÁ EL TRIBUNAL, SERÁ NOMBRADO POR LA INSTITUCIÓN ANTERIORMENTE MENCIONADA. ================================

EL PROCEDIMIENTO, EL PLAZO DEL ARBITRAJE Y DEMÁS DISPOSICIONES QUE SEAN NECESARIAS PARA SU EJECUCIÓN, SERÁN LAS ESTABLECIDAS EN EL REGLAMENTO DEL CENTRO DE ARBITRAJE Y CONCILIACIÓN NACIONAL E INTERNACIONAL DE LA CÁMARA DE COMERCIO DE LIMA.===

EN TODO LO NO PREVISTO EN ESTA CLÁUSULA DE ARBITRAJE, ASÍCOMO EN EL CASO DE QUE, RESULTE DESACTIVADA LA INSTITUCIÓN REFERIDA EN LOS PÁRRAFOS PRECEDENTES, SE APLICARÁN PARA EL PROCESO ARBITRAL, LAS NORMAS DE LA LEY GENERAL DE ARBITRAJE Nº 26572, O LAS DISPOSICIONES QUE LAS SUSTITUYAN, MODIFIQUEN O

REGLAMENTEN, ENTENDIÉNDOSE QUE EL TRIBUNAL ESTARÁ SIEMPRE INTEGRADO POR TRES (3) PERSONAS Y QUE EL ARBITRAJE SERÁ DE DERECHO. ================================

NO ES APLICABLE EL ARBITRAJE, PARA EL CASO DE ACCIONES LEGALES QUE SEGÚN ESTE ESTATUTO O LA LEY, SE TRAMITEN COMO PROCESO NO CONTENCIOSO. TAMPOCO ES APLICABLE PARA EL CASO DE CONVOCATORIA A JUNTA DE ACCIONISTAS. ===============

ARTICULO 63: EN TODO LO QUE NO SE ENCUENTRE EXPRESAMENTE CONSIGNADO EN ESTE ESTATUTO, COMO LA MODIFICACIÓN DEL ESTATUTO, AUMENTO O REDUCCIÓN DE CAPITAL, DISOLUCIÓN, LIQUIDACIÓN Y EXTINCIÓN DE LA SOCIEDAD, ENTRE OTROS, SE APLICAN LAS DISPOSICIONES DE LA LEY GENERAL DE SOCIEDADES, Nº 26887, ASÍCOMO A LAS DEMÁS NORMAS QUE PUDIEREN AMPLIARLA, MODIFICARLA, SUSTITUIRLA Y REGLAMENTARLA.=======

PRIMERA CLÁUSULA ADICIONAL.- EL PRESENTE CONTRATO ESTÁ EXENTO DE IMPUESTOS A TENOR DE LO ESTABLECIDO EN EL D.LEY 22392.================================

SEGUNDA CLÁUSULA ADICIONAL.- LA SOCIEDAD QUE SE CONSTITUYE RECONOCE COMO SUS GASTOS, TODOS AQUELLOS DE CARÁCTER PREOPERATIVOS QUE HAYAN SIDO NECESARIOS EFECTUAR PARA LA PUESTA EN MARCHA DE SU CONSTITUCIÓN.======================

TERCERA CLÁUSULA ADICIONAL.- INTERVIENEN EN ESTE INSTRUMENTO DON JORGE LUIS OJEDA DAVILA IDENTIFICADO CON DNI 21462900 EN SU CALIDAD DE CONYUGE DE DOÑA INÉS MARÍA FLORES-ARAOZ CEDRÓN Y DOÑA CARMELA PATRICIA CARRASCO FLORES-ARAOZ, IDENTIFICADA CON DNI 07818847, EN SU CALIDAD DE CÓNYUGE DE DON ALEXANDER ERNESTO VIDAURRE OTAYZA PARA:=============================

1.- AUTORIZAR A SUS RESPECTIVOS CÓNYUGES A SUSCRIBIR ESTE CONTRATO, CONSTITUYENDO ESTA CLÁUSULA LA INTERVENCIÓN QUE TRATA EL ART. 315 DEL CÓDIGO CIVIL.===

2.- AUTORIZAR A SUS RESPECTIVOS CÓNYUGES A EFECTUAR LOS APORTES QUE SE RELACIONAN EN ESTE CONTRATO.=====================================

3.- AUTORIZAR A SUS RESPECTIVOS CÓNYUGES A EFECTUAR NUEVOS APORTES POR AUMENTO DE CAPITAL DE CUALQUIER TIPO DE BIENES, SIN RESERVA NI LIMITACIÓN ALGUNA.=

4.- AUTORIZAR A SUS RESPECTIVOS CÓNYUGES A AUMENTAR EL CAPITAL, SEA POR REVALUACIÓN DE LOS ACTIVOS, POR REINVERSIÓN DE UTILIDADES, POR CAPITALIZACIÓN DE UTILIDADES Y POR CUALESQUIERA DE LOS OTROS MEDIOS PERMITIDOS POR LA LEY.=======

5.- AUTORIZAR A SUS RESPECTIVOS CÓNYUGES A REDUCIR EL CAPITAL SOCIAL, RECIBIENDO LOS BIENES QUE CORRESPONDAN EN PAGO, Y CANCELAR SUS ACCIONES.===============

6.- AUTORIZAR A SUS RESPECTIVOS CÓNYUGES A CONSTITUIR DERECHOS REALES DE GARANTÍA SOBRE SUS ACCIONES, CESIÓN DE DERECHO DE VOTO, INCLUSIVE TRANSFERIR SUS ACCIONES, SEA MEDIANTE COMPRA-VENTA, MEDIANTE CESIÓN COMO PAGO, O SIN EL, MEDIANTE PERMUTA Y EN GENERAL MEDIANTE CUALQUIER OTRO ACTO, SEA A TÍTULO GRATUITO U ONEROSO, SIN RESERVA, EXCEPCIÓN NI LIMITACIÓN ALGUNA, HACIÉNDOSE

SERIE B Nº 134356 Nº: 7456

EXTENSIVA NO SOLO A LAS ACCIONES ORIGINALES, SINO A TODAS LAS QUE PUDIEREN SER POSEÍDAS POR LOS REFERIDOS SOCIOS, CUALQUIERA QUE SEA EL TÍTULO DE ADQUISICIÓN.= LA PRESENTE CLÁUSULA AUTORITATIVA, DEBE SER INTERPRETADA CON CRITERIO EXTENSIVO, Y NO RESTRICTIVO, SIENDO LA ENUMERACIÓN PRECEDENTE, MERAMENTE ENUNCIATIVA, PERO NO LIMITATIVA, TODA VEZ QUE ES VOLUNTAD DE LAS CÓNYUGES INTERVINIENTES ES QUE SUS CÓNYUGES ACTÚEN EN LA SOCIEDAD Y CON LAS ACCIONES DE QUE SON TITULARES O PUDIEREN SERLO EN EL FUTURO, CON PLENA Y ABSOLUTA LIBERTAD. - AGREGUE UD. SEÑOR NOTARIO EL PRINCIPIO Y FINAL DE LEY CUIDANDO DE INSERTAR LOS ARTÍCULOS 74 Y 75 DEL CÓDIGO PROCESAL CIVIL Y LO DEMÁS QUE FUERE PERTINENTE, CUIDANDO DE PASAR PARTES AL REGISTRO DE PERSONAS JURÍDICAS DE LIMA DE LA OFICINA REGISTRAL DE LIMA Y CALLAO PARA LAS INSCRIPCIONES CORRESPONDIENTES.=====

LIMA, 07 DE JUNIO DE 2005.===================================

FIRMADO: ALEXANDER ERNESTO VIDAURRE OTAYZA.=============================

FIRMADO: CARMELA PATRICIA CARRASCO FLORES-ARAOZ.========================

FIRMADO: INES MARIA FLORES-ARAOZ CEDRON.===============================

FIRMADO: JORGE LUIS OJEDA DAVILA.=====================================

FIRMA Y AUTORIZA LA MINUTA LA DRA. INES FLORES-ARAOZ CEDRON - ABOGADO - REGISTRO - C.A.L. 25039.===

INSERTO DEPÓSITO BANCARIO.==

BIF BANCO INTERAMERICANO DE FINANZAS - 0517-299 16:45:08 - 08/06/2005 - 0150 - DEP. EN EFECTIVO AHOR. - NUM. REFERENCIA: 0 - MONEDA: SOLES - NUM. CUENTA: 8000428407 - EFECTIVO: 1,000.00 - NORSEMONT PERU S.A.C. - AL REVERSO UN SELLO QUE DICE: BIF - BANCO INTERAMERICANO DE FINANZAS - AGENCIA CHACARILLA - 08 JUN 2005 - RECIBIDOR/PAGADOR - UNA RUBRICA.=====================================

DISPOSITIVOS LEGALES==

INSERTO: ARTICULO 74 DEL CODIGO PROCESAL CIVIL.=============================

LA REPRESENTACION JUDICIAL CONFIERE AL REPRESENTANTE LAS ATRIBUCIONES Y POTESTADES GENERALES QUE CORRESPONDEN AL REPRESENTADO, SALVO AQUELLAS PARA LAS QUE LA LEY EXIGE FACULTADES EXPRESAS. LA REPRESENTACION SE ENTIENDE OTORGADA PARA TODO EL PROCESO, INCLUSO PARA LA EJECUCION DE LA SENTENCIA Y EL COBRO DE COSTAS Y COSTOS, LEGITIMANDO AL REPRESENTANTE PARA SU INTERVENCION EN EL PROCESO Y REALIZACION DE TODOS LOS ACTOS DEL MISMO, SALVO AQUELLOS QUE REQUIERAN LA INTERVENCION PERSONAL Y DIRECTA DEL REPRESENTADO.===============

INSERTO: ARTICULO 75 DEL CODIGO PROCESAL CIVIL.=============================

FACULTADES ESPECIALES.- SE REQUIERE EL OTORGAMIENTO DE FACULTADES ESPECIALES PARA REALIZAR TODOS LOS ACTOS DE DISPOSICION DE DERECHOS SUSTANTIVOS Y PARA DEMANDAR, RECONVENIR, CONTESTAR DEMANDAS Y RECONVENCIONES, DESISTIRSE DEL PROCESO Y DE LA PRETENSION, ALLANARSE A LA PRETENSION, CONCILIAR, TRANSIGIR,

SOMETER A ARBITRAJE LAS PRETENSIONES CONTROVERTIDAS EN EL PROCESO, SUSTITUIR O DELEGAR LA REPRESENTACION PROCESAL Y PARA LOS DEMAS ACTOS QUE EXPRESE LA LEY.==

EL OTORGAMIENTO DE FACULTADES ESPECIALES SE RIGE POR EL PRINCIPIO DE LITERALIDAD, NO SE PRESUME LA EXISTENCIA DE FACULTADES ESPECIALES NO CONFERIDAS EXPLICITAMENTE.===

CONCLUSION: LEIDO EL PRESENTE INSTRUMENTO POR QUIENES INTERVIENEN SE RATIFICAN DE SU CONTENIDO DEJANDO CONSTANCIA QUE EL PRESENTE INSTRUMENTO SE INICIA EN LA FOJA DE PAPEL NOTARIAL SERIE B Nº 134346 Y CONCLUYE EN LA FOJA DE PAPEL NOTARIAL SERIE B Nº 134356 DE MI REGISTRO DE ESCRITURAS PUBLICAS CORRESPONDIENTE AL BIENIO 2004 - 2005.===

1.- ALEXANDER ERNESTO VIDAURRE OTAYZA **2.- INES M. FLORES-ARAOZ CEDRON**

3.- CARMELA P. CARRASCO FLORES-ARAOZ **4.- JORGE LUIS OJEDA DAVILA**

SE DEJA CONSTANCIA QUE LA PRESENTE ESCRITURA SE TERMINA DE FIRMAR EL DIA

ANTONIO VEGA ERAUSQUIN
ABOGADO - NOTARIO DEL CALLAO

ML/lm.

1.
2.
3.
4.